Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Roundhill Magnificent Seven ETF (MAGS)
a series of Listed Funds Trust

Supplement dated March 6, 2026
to the Prospectus dated April 30, 2025, as revised

Effective immediately, the “ADDITIONAL INFORMATION ABOUT THE FUNDS - Additional Information about the Funds’ Investment Strategies” section of the Prospectus is revised to include the following:

Magnificent Seven ETF

From time to time, the Fund may invest in shares of another ETF managed by the Adviser (“Affiliated ETF”) when the Adviser believes such investment will help the Fund to achieve its investment objective. In such an instance, the Adviser may be subject to a conflict of interest because the Adviser would receive management fees from the Affiliated ETF in addition to a management fee from the Fund.

Please retain this supplement with your Prospectus for future reference.